UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

Africa & Middle East Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging market stocks generally struggled in the last six months as the U.S. credit crisis affected global equity markets, but African and Middle Eastern markets—which have low correlations with other markets and had low exposure to the credit crisis—performed relatively well. Rising prices of oil and other commodities promoted economic growth and boosted revenues throughout our target regions, especially in oil-producing nations along the Persian Gulf. However, rising inflation, particularly labor costs, and a potential bubble in asset prices are growing concerns.

Your fund returned 16.54% in the last six months and substantially outperformed its benchmark, as shown in the Performance Comparison table. Performance was driven by our significant investments in Oman, Qatar, Egypt, and Bahrain and by relatively low exposure to South Africa. In terms of sectors, our investments in the financials and materials sectors greatly added value, though low exposure to the robust energy sector limited our gains. (Most energy companies in our target regions are state owned and thus unavailable for investment.)

HIGHLIGHTS

• Emerging market stocks generally struggled in the six-month period ended April 30, 2008, but African and Middle Eastern markets performed relatively well.

• Your fund produced strong gains in the last six months and substantially outperformed its benchmark.

• The portfolio is aligned to take advantage of a number of investment themes common to both Africa and the Middle East. Commercial banks, cement producers, and wireless telecommunications companies are some of the businesses that feature prominently.

• We welcome all new fund shareholders and would like to remind you that this fund should represent only a small portion of a long-term investor’s well-diversified portfolio.

We do not manage the portfolio in an attempt to outperform our benchmark; rather, our intention is to seek strong absolute returns from our investments. The fund and its benchmark exclude Saudi Arabia because its market is not open to overseas investors, Kuwait because of extremely high capital gains tax rates, and Israel because the country’s economy shares more of the characteristics of a developed market than an emerging market.

WHY INVEST IN AFRICA AND THE MIDDLE EAST?

We would like to welcome all new investors to the fund and briefly review the case for investing in African and Middle Eastern markets.

Africa
• Excluding South Africa, growth in the sub-Saharan part of the continent has been strong for much of this decade, a marked turnaround from the 1980–1999 period, when the region’s expansion lagged the rest of the world.

• The boom in commodity prices has improved the terms of trade for many African countries that export oil, precious metals, bulk commodities, and agricultural produce. In addition, China has actively pursued bilateral agreements to secure supplies for its resource-hungry economy, and it is likely to remain a long-term trade partner.

• Many African countries have been able to reduce their debt obligations—thanks in part to favorable cancellation terms offered by creditor nations in the West and by global institutions—which has enabled them to accumulate exchange reserves that help promote currency stability and, in some cases, currency appreciation.

• Many African nations are implementing economic policies that emphasize fiscal restraint and help lower inflation, while the spread of democracy has helped to build political, social, and economic accountability. All of these developments have stimulated investment.

Middle East
• Since prices bottomed in the late 1990s, increased revenues from oil have fueled the economic growth of countries in the Gulf Cooperation Council (GCC): Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, and the United Arab Emirates (UAE).

• GCC countries have robust economic fundamentals and substantial current account surpluses that we believe are likely to continue expanding, unless oil prices have a sustained decline.

• Although the region has had oil-driven booms in the 1970s and 1980s, what’s different this time is that GCC countries are opening their economies in an attempt to decrease their dependence on crude oil. Specifically, governments are trying to increase non-oil revenues through government-led investment.

• After years of underinvestment in areas such as housing, numerous infrastructure projects in the region are under way. Dubai, for example, has several high-profile projects related to infrastructure, financial services, and tourism. Such projects are encouraging improvements in the political and legislative climate of other GCC countries.

Despite the heightened risks of investing in these frontier markets, we believe the structural changes occurring in both regions could reward investors over the long run. While the boom in commodities, particularly oil, has assisted many of these economies, they are becoming more diverse and less dependent on individual resources, which should increase the proportion of self-generated growth and the scope of investment opportunities.

PORTFOLIO REVIEW

Egypt
Stocks in Egypt—one of the most developed markets in our target regions and a major recipient of excess liquidity from Gulf investors—surged 29% in U.S. dollar terms in the last six months. The Egyptian economy continued to benefit from deregulation and a more business-friendly environment, and our investments in Orascom Construction and electric wiring and cable company El Sewedy Cables performed well. Orascom Construction surged in part because of the sale of its Orascom Cement subsidiary to a French cement company in December, while El Sewedy Cables advanced on strong sales growth. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

United Arab Emirates
The UAE, representing one-fourth of the portfolio’s assets, is a federation of seven states, including the burgeoning financial hub Dubai. The UAE is at the forefront of the region’s efforts to seek growth and revenues from sources other than the oil and gas industry, which we believe will be a long-term positive factor for the region.

The UAE market lagged most markets in our target regions, rising only 3% in the last six months. It is the most accessible of the GCC markets to foreign investors and, because of its high exposure to the property market, was affected more significantly than other countries in the region by global real estate weakness and credit market turmoil. One of our largest detractors in the portfolio was Emaar Properties, the largest publicly traded real estate developer in the Middle East. The company projected disappointing earnings growth and was forced to postpone an initial public offering (IPO) of an Indian subsidiary due to unfavorable market conditions.

Qatar, Oman, and Bahrain
Stocks in these three GCC countries—which collectively represented one-third of the portfolio at the end of April—advanced more than 20% in the last six months. Their equity markets were driven by common characteristics: strong economies, large trade surpluses stemming from surging oil revenues, proliferation of financial services, and increased tourism.

Oman was home to three of the largest contributors to absolute performance in the last six months. Bank Muscat and National Bank of Oman benefited from very high loan growth linked to solid economic growth. Raysut Cement was another beneficiary of strong economic growth, which is propelling real estate developments as well as infrastructure spending on transportation links. Three banks in Qatar—Commercial Bank of Qatar, Qatar National Bank, and Qatar Islamic Bank—were also significant performance contributors. The country remains, in our opinion, the most attractive banking market in the GCC due to its higher-growth profile. In addition, a leading Islamic investment bank in Bahrain, Gulf Finance House, performed well. The company’s core business is sourcing and origination of development infrastructure projects in the Middle East. We believe its revenues will expand rapidly as infrastructure spending increases.

South Africa
South African stocks declined nearly 15% in the last six months. The country represented 11% of fund assets at the end of April, a significant underweighting since South Africa represents almost half of the benchmark. Our relatively low exposure, which reflects our continuing concern about the country’s deteriorating economic situation, weakening currency, and trade deficit, helped our performance in the last six months. We believe there are more attractive places for investment in our opportunity set; nevertheless, we maintain sizable positions in metals companies Impala Platinum Holdings and Aquarius Platinum because of our optimistic outlook for platinum.

OUTLOOK

We remain very optimistic about the long-term investment opportunities in the Middle East and Africa, which is reflected in our portfolio positioning. At present, the Middle East represents more than 80% of fund assets, but we will be looking to add to sub-Saharan Africa companies as opportunities develop.

The portfolio is aligned to take advantage of a number of investment themes common to both Africa and the Middle East. Commercial banks feature prominently, as lenders are often among the first beneficiaries of an expanding emerging economy, experiencing significant revenue growth as demand for both retail and business credit increases. Also represented are companies that benefit from infrastructure spending, at present mainly in the GCC countries as they attempt to diversify their economies. Similar opportunities are likely to emerge in Africa over time. Along with the construction industry, cement producers offer a way to gain exposure to this expenditure. Wireless telecommunications stocks are another important investment opportunity, with the rapid subscriber growth seen in many emerging markets providing a revenue windfall for these companies.

Once again, we would like to welcome all new shareholders to the fund, and we thank you for your confidence in our investment management abilities. We are pleased with the fund’s initial performance and would like to remind you that, due to the risks and volatility inherent in emerging market stocks, particularly in Africa and the Middle East, this fund is for long-term investors and should represent only a small portion of a well-diversified portfolio.

Respectfully submitted,

Christopher D. Alderson
Portfolio Manager

May 15, 2008

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

S&P/IFCG Middle East & Africa Index: an index created by Standard & Poor’s that measures the performance of the most active stocks in emerging Middle East and African markets. S&P uses data from the International Finance Corporation to create this capitalization-weighted index.

Performance and Expenses

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
BAHRAIN 3.2%		
Common Stocks 3.2%		
Gulf Finance House, GDR (USD)	646,348	24,806
Total Bahrain (Cost $21,786)		24,806
EGYPT 17.8%		
Common Stocks 17.8%		
EFG Hermes (1)	3,597,300	36,956
El Sewedy Cables (1)	463,237	12,149
Maridive & Oil Services (USD)	398,300	1,474
National Societe General	541,887	4,611
Orascom Construction, GDR (USD)	203,390	32,736
Orascom Hotels and Development (1)	1,024,550	16,232
Orascom Telecom, GDR, Regulation S Shares (USD)	356,220	26,583
Six of October Development (1)	212,533	8,296
Total Egypt (Cost $140,185)		139,037
JORDAN 4.5%		
Common Stocks 4.5%		
Arab Potash	255,900	24,449
Housing Bank for Trade & Finance	937,100	10,520
Total Jordan (Cost $34,576)		34,969
LEBANON 2.7%		
Common Stocks 2.7%		
Banque Audi, GDR, Regulation S Shares (USD) (1)	215,610	21,130
Total Lebanon (Cost $17,767)		21,130

NIGERIA 0.5%

Common Stocks 0.5%

Guaranty Trust Bank, GDR (USD)	311,700	3,907
Total Nigeria (Cost $3,866)		3,907

OMAN 12.9%

Common Stocks 12.9%

BankMuscat (SAOG)	4,996,400	26,543
BankMuscat (SAOG), GDR, Regulation S Shares (USD)	105,400	2,171
Galfar Engineering & Contracting	4,219,561	23,951
National Bank of Oman	7,954,750	17,461
Oman Cement	2,923,410	6,531
Raysut Cement	3,174,700	23,628
Total Oman (Cost $82,264)		100,285

QATAR 16.6%

Common Stocks 16.6%

Commercial Bank of Qatar	670,429	30,016
Industries Qatar	425,249	20,697
Qatar Electricity & Water	405,200	15,570
Qatar Islamic Bank	893,147	29,684
Qatar National Bank	527,890	33,349
Total Qatar (Cost $110,344)		129,316

SOUTH AFRICA 10.8%

Common Stocks 10.8%

Aquarius Platinum (GBP)	1,128,000	17,846
Impala Platinum	758,530	31,053
MTN Group	1,207,100	22,920

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $750,604)	$ 793,684
Receivable for shares sold	5,616
Dividends and interest receivable	4,582
Receivable for investment securities sold	1,622
Cash	1,590
Foreign currency (cost $1,479)	1,479
Other assets	16,633
Total assets	825,206
Liabilities	
Payable for investment securities purchased	28,561
Investment management fees payable	614
Payable for shares redeemed	313
Due to affiliates	41
Other liabilities	16,661
Total liabilities	46,190
NET ASSETS	$ 779,016
Net Assets Consist of:	
Undistributed net investment income	$ 18,554
Accumulated undistributed net realized loss	(2,234)
Net unrealized gain	43,059
Paid-in capital applicable to 56,134,993 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	719,637
NET ASSETS	$ 779,016
NET ASSET VALUE PER SHARE	$ 13.88

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 4/30/08
Investment Income (Loss)	
Income	
Dividend	$ 21,086
Other	66
Total income	21,152
Expenses	
Investment management	2,105
Shareholder servicing	223
Prospectus and shareholder reports	14
Custody and accounting	155
Registration	50
Legal and audit	32
Directors	3
Miscellaneous	17
Repayments of fees and expenses	
Investment management fees repaid	10
Total expenses	2,609
Net investment income	18,543
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(1,638)
Foreign currency transactions	(372)
Net realized loss	(2,010)
Change in net unrealized gain (loss)	
Securities	35,851
Other assets and liabilities denominated in foreign currencies	(9)
Change in net unrealized gain	35,842
Net realized and unrealized gain	33,832
INCREASE IN NET ASSETS FROM OPERATIONS	$ 52,375

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements The fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2008, approximately 94% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $685,886,000 and $64,517,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2007, the fund had $62,000 of unused capital loss carryforwards, of which $62,000 expire in fiscal 2015.

At April 30, 2008, the cost of investments for federal income tax purposes was $750,604,000. Net unrealized gain aggregated $43,059,000 at period-end, of which $60,525,000 related to appreciated investments and $17,466,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through February 28, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $10,000 were repaid during the six months ended April 30, 2008. At April 30, 2008, there were no amounts subject to repayment. For the six months ended April 30, 2008, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $100,000 for Price Associates and $172,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 500,397 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s total returns for the three-month and since-inception periods and compared them with comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation, the Board concluded that the fund’s performance was satisfactory.

Fees and Expenses
Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board noted that a portion of the fund’s advisory fee was being waived. The Board reviewed detailed information regarding the revenues received and benefits realized by the Manager (and its affiliates) from its relationship with other T. Rowe Price mutual funds, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and considered whether these funds benefit from any economies of scale realized by the Manager. The Board did not review information regarding profits and economies of scale with respect to the fund because its inception was September 4, 2007. The Board reviewed the fund’s management fee, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee (after waivers) was at or below the median for comparable funds. The information also showed that that fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of the fund’s limited history and a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder. Regarding the fund’s limited history, the data considered by the Board were as of December 31, 2007, at which time the fund had been in operation for less than four months.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008